Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On April 13, 2018, Ozop Surgical Corp (formerly known as Newmarkt Corp.), a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Ozop Surgical, Inc., a Delaware corporation ("OZOP"), the shareholders of OZOP (the “OZOP Shareholders”) and Denis Razvodovskij, the holder of 2,000,000 shares of the Company’s common stock. Pursuant to the terms of the Exchange Agreement, the OZOP Shareholders transferred and exchanged 100% of the capital stock of OZOP in exchange for an aggregate of 25,000,000 newly issued shares of the Company’s common stock. After giving effect to the redemption of 2,000,000 shares of our common stock pursuant to a Redemption Agreement and the issuance of 25,000,000 shares of our common stock pursuant to the Exchange Agreement, we had 25,797,500 shares of common stock issued and outstanding, with the OZOP Shareholders, as a group, owning 96.9% of such shares. Our executive officers and directors, as a group, own 19,900,000 of our shares representing 77.1% of our issued and outstanding shares of common stock. Upon completion of the Exchange Agreement, OZOP became a wholly owned subsidiary of the Company.

The merger between the Company and Ozop has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with the Statement of Financial Accounting Standards No. 141 “Business Combinations”.  The combination of the two companies is recorded as a recapitalization of the Company pursuant to which Ozop is treated as the continuing entity.

The closing of the transaction provided for in the Exchange Agreement also resulted in a deemed change of year- end of the Company from April 30, being the Company’s fiscal year end prior to closing the Exchange Agreement to December 31, being Ozop’s year end.

The unaudited pro forma condensed combined balance sheet as of March 31, 2018 is presented as if the Exchange Agreement between the Company and Ozop had occurred on March 31, 2018.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 for the Company and Ozop are presented as if the Exchange Agreement had occurred on January 1, 2018 and were carried forward through the aforementioned period presented.

OZOP SURGICAL CORP.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2018

	Newmarkt Corp	Ozop Surgical, Inc	Adjustments	Notes	Pro forma Consolidated
ASSETS
Current Assets
Cash	$1,006	$32,423	—		$33,429
Prepaid assets	1,907	6,428	—		8,334
Accounts receivable	8,359	25,241	—		33,600
Inventory	—	259,760	—		259,760
Total Current Assets	11,271	323,852	—		335,123

Fixed Assets	—	1,161	—		1,161
Patents and trademarks	—	639,489	—		639,489
TOTAL ASSETS	$11,271	$964,502	$—		$975,773

LIABILITIES AND STOCKHOLDERS' DEFICIT
Liabilities
Current Liabilities
Accounts payable and accrued expenses	$960	$418,322	—		$419,282
Notes Payable, related	61,504	—	(61,504)	(2)	—
Accounts payable and accrued expenses, related	—	332,174	—		332,174
Convertible Notes Payable	—	785,500	350,000	(1)	1,135,500
Notes Payable	—	432,805	—		432,805
License Fee Payable	—	250,000	—		250,000
Total Current Liabilities	62,464	2,218,801	288,496		2,569,761

Stockholders' Deficit
Capital stock (75,000,000 shares authorized, 25,797,500 shares issued and outstanding, par value $0.001	2,668	2,500	20,500	(1 and 3)	25,668
Additional paid in capital	25,961	942,504	(22,500)	(3)	945,964
Retained Deficit	(79,821)	(2,199,303)	61,504	(2)	(2,217,620)
Treasury stock	—	—	(348,000)	(1)	(348,000)
Total Stockholders' Deficit	(51,193)	(1,254,300)	(288,496)		(1,593,988)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$11,271	$964,502	$—		$975,773

OZOP SURGICAL CORP
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2018

	Newmarkt Corp	Ozop Surgical, Inc	Adjustments	Notes	Pro forma Consolidated
Revenue	$1,525	$11,927	—		$11,927
Cost of Goods	—	5,200	—		5,200
Gross Profit	1,525	6,727	—		6,727

Operating expenses:
Management fees	—	120,000	—		120,000
Stock based compensation	—	380,000	—		380,000
Rent	2,640	7,696	—		7,696
Professional and consulting fees	614	47,401	—		47,401
Operating expenses	1,081	62,507	—		62,507
Total operating expenses	4,335	617,604	0		617,604

Operating loss	(2,810)	(610,877)	0		(610,877)
Other expense	—	(28,648)	61,504	(2)	32,856
Net loss	$(2,810)	$(639,525)	$61,504		$(578,021)

Loss per share	$(0.00)	$(0.03)			$(0.02)

Weighted average shares outstanding
Basic and diluted	2,667,500	25,000,000	(1,870,000)		25,797,500

OZOP SURGICAL CORP
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2017

	Newmarkt Corp	Ozop Surgical, Inc	Adjustments	Notes	Pro forma Consolidated
Revenue	$26,055	$56,612	—		$82,667
Cost of Goods	—	38,761	—		38,761
Gross Profit	26,055	17,851	—		43,906

Operating expenses:
Management fees	—	375,000	—		375,000
Rent	—	22,081	—		22,081
Professional and consulting fees	—	425,118	—		425,118
Operating expenses	79,242	548,392	—		627,634
Total operating expenses	79,242	1,370,592	—		1,449,834

Operating loss	(53,187)	(1,352,740)	—		(1,405,927)
Other income (expense)	(1,295)	(51,350)	61,504	(2)	8,859
Net loss	$(54,482)	$(1,404,090)	$61,504		$(1,397,068)

Loss per share	$(0.02)	$(0.06)			$(0.05)

Weighted average shares outstanding
Basic and diluted	2,667,500	25,000,000	(2,000,000)		25,667,500

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

GIVING EFFECT TO THE ACQUISITION

1.	Basis of Pro Forma Presentation

The accompanying unaudited pro forma condensed consolidated financial statements are based on Ozop Surgical Corp.’s (formerly Newmarkt, Corp.) (the “Company”) historical condensed financial statements and Ozop Surgical, Inc.’s (“Ozop”) historical condensed financial statements as adjusted to give effect to the acquisition of Ozop by the Company. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2017, and for the three months ended March 31, 2018, gives effect to the acquisition of Ozop as if it had occurred on January 1, 2017 and January 1, 2018, respectively. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2018 gives effect to the acquisition of Ozop as if it occurred on March 31, 2018.

The unaudited pro forma condensed consolidated financial statements have been prepared by management for illustrative purposes and do not necessarily reflect what the consolidated company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the consolidated company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of reasons.

The pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial statements prepared in accordance with the rules and regulations of the SEC. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could have a material impact on the unaudited pro forma condensed consolidated financial statements and the consolidated company’s future results of operations and financial position.

In order to prepare the unaudited pro forma condensed consolidated financial statements, the Company performed a preliminary review of Ozop’s accounting policies and did not identify any significant differences. The Company is in the process of finalizing the review of Ozop’s accounting policies to determine if differences in accounting policies require further adjustment or reclassification of Ozop’s results of operations, assets or liabilities to conform to the Company’s accounting policies and classifications. As a result of that review, the Company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the unaudited pro forma condensed consolidated financial statements.

2.	Pro Forma Adjustments

(1)	Reflects the issuance of a convertible promissory note and the redemption of 2,000,000 shares of common stock.

(2)	Elimination of the Company’s loan payable to its former officer and sole director.

(3)	Pursuant to the terms of the Exchange Agreement, reflects the Ozop Shareholders immediately prior to the closing, exchanging their shares of common stock for in the aggregate 25,000,000 shares of the Company’s common stock and adjusting the par value of the Ozop Shareholder’s common stock of $0.001 to the par value of our common stock of $0.001.